                                                                    EXHIBIT 24.1


                         POWER OF ATTORNEY OF DIRECTORS

        KNOW BY ALL PERSONS BY THESE PRESENTS:

        Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson, Michael K. O'Farrell and Joseph J. Sweeney and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to such number of shares of Common Stock as are necessary to satisfy the options granted under the Obsidian, Inc. 1997 Stock Option Plan that are to be assumed by the Company and that remain outstanding as of the effective date of the merger of Obsidian, Inc. and Astra Acquisition Corp., a wholly-owned subsidiary of the Company, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing necessary and desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 1999.



  /s/  Michael H. Armacost                                         June 23, 1999
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       Michael H. Armacost

  /s/ Deborah A. Coleman                                           June 23, 1999
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       Deborah A. Coleman

  /s/ Herbert M. Dwight, Jr.                                       June 23, 1999
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       Herbert M. Dwight, Jr.

  /s/ Philip V. Gerdine                                            June 23, 1999
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       Philip V. Gerdine

  /s/ Tsuyoshi Kawanishi                                           June 23, 1999
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       Tsuyoshi Kawanishi

  /s/ James C. Morgan                                              June 23, 1999
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       James C. Morgan

  /s/ Dan Maydan                                                   June 23, 1999
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       Dan Maydan

  /s/ Alfred J. Stein                                              June 23, 1999
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       Alfred J. Stein

  /s/ Paul R. Low                                                  June 23, 1999
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       Paul R. Low